Exhibit 19

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of GAM Funds, Inc., a Maryland corporation (the "Fund"), does hereby constitute and appoint Kevin J. Blanchfield, Lisa M. Hurley, Christopher M. Wells and Jeffrey
L. Steele, or any of them, the true and lawful attorneys and agents of the undersigned, with full powers of substitution, to do any and all acts and things and execute any and all instruments that said attorneys or agents, or any of them, may deem necessary or advisable or which may be required to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the securities laws of the jurisdictions in which securities of the Fund may be offered and sold, and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC"), or of the securities commission or other agency of any such jurisdiction in respect thereof, in connection with the registration and qualification of the Fund and its share of common stock for sale under the securities law of any such jurisdiction, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned (individually and as a director of the Fund), the Fund's Registration Statement on Form N-1A, any other registration statement or form adopted by the SEC or any such jurisdiction, any amendment or post-effective amendments to any of the foregoing, and any other instruments or documents filed as part of or in connection with any such registration statements; and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 29th day of January, 1997.




                                                     /s/Geoge W. Landau
                                                     --------------------------
                                                     George W. Landau

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of GAM Funds, Inc., a Maryland corporation (the "Fund"), does hereby constitute and appoint Kevin J. Blanchfield, Lisa M. Hurley, Christopher M. Wells and Jeffrey
L. Steele, or any of them, the true and lawful attorneys and agents of the undersigned, with full powers of substitution, to do any and all acts and things and execute any and all instruments that said attorneys or agents, or any of them, may deem necessary or advisable or which may be required to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the securities laws of the jurisdictions in which securities of the Fund may be offered and sold, and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC"), or of the securities commission or other agency of any such jurisdiction in respect thereof, in connection with the registration and qualification of the Fund and its share of common stock for sale under the securities law of any such jurisdiction, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned (individually and as a director of the Fund), the Fund's Registration Statement on Form N-1A, any other registration statement or form adopted by the SEC or any such jurisdiction, any amendment or post-effective amendments to any of the foregoing, and any other instruments or documents filed as part of or in connection with any such registration statements; and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 29th day of January, 1997.



                                                     /s/ Madelon DeVoe Talley
                                                     ---------------------------
                                                     Madelon DeVoe Talley

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of GAM Funds, Inc., a Maryland corporation (the "Fund"), does hereby constitute and appoint Kevin J. Blanchfield, Lisa M. Hurley, Christopher M. Wells and Jeffrey
L. Steele, or any of them, the true and lawful attorneys and agents of the undersigned, with full powers of substitution, to do any and all acts and things and execute any and all instruments that said attorneys or agents, or any of them, may deem necessary or advisable or which may be required to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the securities laws of the jurisdictions in which securities of the Fund may be offered and sold, and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC"), or of the securities commission or other agency of any such jurisdiction in respect thereof, in connection with the registration and qualification of the Fund and its share of common stock for sale under the securities law of any such jurisdiction, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned (individually and as a director of the Fund), the Fund's Registration Statement on Form N-1A, any other registration statement or form adopted by the SEC or any such jurisdiction, any amendment or post-effective amendments to any of the foregoing, and any other instruments or documents filed as part of or in connection with any such registration statements; and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 29th day of January, 1997.



                                                     /s/ Roland Weiser
                                                     ---------------------------
                                                     Roland Weiser

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of GAM Funds, Inc., a Maryland corporation (the "Fund"), does hereby constitute and appoint Kevin J. Blanchfield, Lisa M. Hurley and Christopher M. Wells, or any of them, the true and lawful attorneys and agents of the undersigned, with full powers of substitution, to do any and all acts and things and execute any and all instruments that said attorneys or agents, or any of them, may deem necessary or advisable or which may be required to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the securities laws of the jurisdictions in which securities of the Fund may be offered and sold, and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC"), or of the securities commission or other agency of any such jurisdiction in respect thereof, in connection with the registration and qualification of the Fund and its shares of common stock for sale under the securities law of any such jurisdiction, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned (individually and as a director of the Fund), the Fund's Registration Statement on Form N-1A, any other registration statement or form adopted by the SEC or any such jurisdiction, any amendment or post-effective amendments to any of the foregoing, and any other instruments or documents filed as part of or in connection with any such registration statements; and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 29th day of January, 1997.



                                                     /s/ Gilbert de Botton
                                                     ---------------------------
                                                     Gilbert de Botton

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of GAM Funds, Inc., a Maryland corporation (the "Fund"), does hereby constitute and appoint Kevin J. Blanchfield, Lisa M. Hurley and Christopher M. Wells, or any of them, the true and lawful attorneys and agents of the undersigned, with full powers of substitution, to do any and all acts and things and execute any and all instruments that said attorneys or agents, or any of them, may deem necessary or advisable or which may be required to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the securities laws of the jurisdictions in which securities of the Fund may be offered and sold, and any rules, regulations or requirements of the Securities and Exchange Commission ("SEC"), or of the securities commission or other agency of any such jurisdiction in respect thereof, in connection with the registration and qualification of the Fund and its shares of common stock for sale under the securities law of any such jurisdiction, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned (individually and as a director of the Fund), the Fund's Registration Statement on Form N-1A, any other registration statement or form adopted by the SEC or any such jurisdiction, any amendment or post-effective amendments to any of the foregoing, and any other instruments or documents filed as part of or in connection with any such registration statements; and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents as of this 29th day of January, 1997.




                                                              /s/ Therese Meier
                                                              ------------------
                                                              Therese Meier